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                                                              Exhibit 10.162

                           RAMSAY YOUTH SERVICES, INC.
                                 Columbus Center
                               One Alhambra Plaza
                                    Suite 750
                           Coral Gables, Florida 33134





                                February 24, 2003



Mr. Marcio C. Cabrera
c/o Ramsay Youth Services, Inc.
Columbus Center
One Alhambra Plaza
Suite 750
Coral Gables, Florida  33134


Dear Marcio:

         In consideration of your past service to Ramsay Youth Services, Inc. (the "Company"), and in order to induce you to continue to serve in the employ of the Company as hereinafter provided, the Company has agreed with you as follows:

         1. You and the Company have entered into a letter agreement relating to your employment with the Company dated June 1, 1998, as amended by letter dated July 30, 2002 (as so amended, the "Employment Agreement"). The Company agrees to continue to employ you, and you agree to continue to serve in the employ of the Company, on the terms set forth in the Employment Agreement and this letter.

         2. The Company agrees to pay to you on the date (the "Retention Date") of a Change in Control (as hereinafter defined) of the Company a bonus (the "Retention Bonus") in the amount of twelve (12) months' salary (determined using your monthly rate of salary in effect on the date hereof) if you continue in the employment of the Company until the Retention Date. The Retention Bonus shall be paid to you by the Company in a cash lump sum (less applicable withholding taxes) on the Retention Date. The Retention Bonus shall not be payable unless and until a Change of Control shall have occurred.

         3. The Employment Agreement shall automatically terminate, without further obligations on the part of you or the Company (except as provided in the next sentence), upon payment to you of the Retention Bonus. If your employment with the Company shall terminate within one (1) year following the Retention Date, the restrictions set forth in the Employment Agreement under the heading "Competition" shall be effective from the date of



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termination of your employment until the first anniversary of the Retention Date
(and such restrictions shall not apply if your employment with the Company shall terminate on or after the first anniversary of the Retention Date).

         4. For purposes of this Agreement, a Change in Control of the Company shall be deemed to have occurred if:

                           (a)      a "person" (meaning an individual, a
partnership, or other group or association as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (a "Person"), other than affiliates of Paul J. Ramsay (the "Affiliates"), acquires more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company having a right to vote in elections of directors; or

                           (b)      Continuing Directors (as hereinafter
defined) shall for any reason cease to constitute a majority of the Board of Directors of the Company; or

                           (c)      all or substantially all of the business of
the Company is disposed of by the Company to a party or parties other than a subsidiary or other affiliate of the Company, in which the Company owns less than a majority of the equity, pursuant to a partial or complete liquidation of the Company, sale of assets (including stock of a subsidiary of the Company) or otherwise. For purposes hereof, a sale or disposition of fifty percent (50%) or more of the assets of the Company to a party or parties (other than a subsidiary or affiliate of the Company as above described) shall be deemed a disposition of substantially all of the business of the Company.

         For purposes of this Agreement, the term "Continuing Director" shall mean a member of the Board of Directors of the Company who either was a member of the Board of Directors on the date hereof or who subsequently became a Director and whose election was voted for by the Affiliates or by a Continuing Director with the acquiescence of the Affiliates. A Director shall not be considered a Continuing Director for purposes of this Agreement if his election was voted for by the Affiliates, or by a Continuing Director with the acquiescence of the Affiliates, (i) pursuant to an agreement with, or at the direction, request or suggestion of, any individual, firm or corporation in connection with the purchase or other acquisition or receipt by such individual, firm or corporation of all or any shares of capital stock of the Company or (ii) in anticipation of the sale or other disposition by the Affiliates of all or any of the shares of capital stock of the Company beneficially owned by the Affiliates.

         5. The obligation of the Company to pay you the Retention Bonus shall be subject to your execution and delivery of the Release in the form attached hereto as Exhibit A.

         6. Any provision of this Agreement to the contrary notwithstanding, your employment by the Company may be terminated at any time prior to a Change in Control by either you or the Company, subject to the terms of the Employment Agreement; provided, however, that in the event that a person (as hereinabove defined), other than one or more of the Affiliates:

                           (a)      begins a tender or exchange offer for more
than fifty percent (50%) of the combined voting power of the outstanding securities of the Company having a right to vote in elections of directors, or


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                           (b)      circulates a proxy to stockholders of the
Company or takes other steps seeking to effect a Change in Control,


the Company agrees to continue to employ you in your then current position at your then current salary and otherwise on the then current terms of your employment until such tender or exchange offer, or attempt to effect a Change in Control, has been abandoned or terminated or until a Change in Control has occurred.

         7. This agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Florida applicable to contracts to be performed entirely within such State.

         8. This agreement and the Employment Agreement contain all the understandings and representations between the parties hereto pertaining to the subject matter hereof.

         9. No provision of this agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by you and by a duly authorized representative of the Company.

         10. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

         11. This agreement shall terminate upon the first to occur of a Change in Control or December 31, 2004.



                                      * * *




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         Please indicate your acceptance of and agreement with the foregoing by signing and returning this agreement to the Company, whereupon this shall constitute a binding agreement between you and the Company.

                                        Very truly yours,

                                        RAMSAY YOUTH SERVICES, INC.



                                        By /s/Luis E. Lamela
                                           ------------------------------
                                           Luis E. Lamela
                                           President and Chief Executive Officer
Accepted and Agreed:


/s/Marcio C. Cabrera
------------------------------
      Marcio C. Cabrera







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                                                                       EXHIBIT A






                                EMPLOYEE RELEASE


                  In consideration of the payment to the undersigned by Ramsay Youth Services, Inc. (the "Company") of the Retention Bonus (as such term is defined in the letter agreement (the "Agreement") dated February 24, 2003 between the undersigned and the Company), which payment constitutes consideration being provided to the undersigned for the execution of this Release and to which the undersigned is not already entitled, the undersigned hereby releases the Company and its subsidiary and other affiliated corporations, and its and their respective officers, directors, employees and stockholders (collectively, the "Releasees"), from all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, controversies, agreements, promises, damages, judgments, executions and demands whatsoever, in law or equity, including, without limitation, all claims and rights arising under the Age Discrimination in Employment Act, 29 U.S.C. ss.621, ET SEQ., which the undersigned ever had, now has or hereafter can, shall or may have against the Releasees or any of them arising out of or relating to the undersigned's employment with the Company and the termination of such employment, except as set forth in the Agreement. The undersigned agrees never directly or indirectly to commence or prosecute, or assist in the filing, commencement or prosecution of any action, proceeding or charge against the Releasees or any of them arising out of or relating to the undersigned's employment with the Company and the termination of such employment.

                  The undersigned represents that the undersigned has been advised to consult with an attorney prior to executing this Release. The undersigned acknowledges that the undersigned has been given a period of at least twenty-one days to consider this Release. For a period of seven days following the execution of this Release by the undersigned, the undersigned may revoke this Release and this Release shall not become effective or enforceable until such seven-day period has expired.

                                            Date:                ,


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